Form 8-K/A
                 SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                 AMENDMENT TO APPLICATION OR REPORT
            Filed Pursuant to Section 12, 13 or 15(d) of
                THE SECURITIES EXCHANGE ACT OF 1934

               United Dominion Realty Trust, Inc.
       (Exact name of registrant as specified in its charter)

                           AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated April 15, 1994 by adding the Historical Summary of Revenues and Certain Rental Expenses, the Estimates of Net Income and Funds Generated and the Pro Forma Condensed Financial Statements (Unaudited) and the Notes thereto, as set forth on the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Real Estate Properties Acquired
     (b)  Pro Forma Financial Information
     (c)  Exhibits
              (23) Consents of experts

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.
                                                          (Registrant)



                                   /s/ Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:  June 7, 1994















                          Independent Auditors' Report


To the Owners of
The Shire Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of The Shire Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of The Shire Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of The Shire Apartments revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of The Shire Apartments for the year ended
December 31, 1993, in conformity with generally accepted accounting principles.






/s/ L.P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
May 12, 1994

                               THE SHIRE APARTMENTS
                          STATEMENT OF RENTAL OPERATIONS
                           YEAR ENDED DECEMBER 31, 1993


REVENUES FROM RENTAL PROPERTY                       $2,057,845

RENTAL PROPERTY EXPENSES:
    Real Estate Taxes                                  143,061
    Repairs and Maintenance                            208,792
    Utilities                                           45,281
    Property Management Fees (Note 3)                   92,815
    Other Operating Expenses                           250,905

          TOTAL RENTAL PROPERTY EXPENSES               740,854

          INCOME FROM RENTAL OPERATIONS             $1,316,991


The accompanying notes are an integral part of this statement.




                             THE SHIRE APARTMENTS

               NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                        YEAR ENDED DECEMBER 31, 1993






NOTE 1 - BASIS OF PRESENTATION

The Shire Apartments (The Property) consists of a 302 unit garden style and townhouse residential apartment community located in Raleigh, North Carolina, together with the existing leases. The assets that comprise the Property have been held as an investment of The Shire Company Limited Partnership and Shire II Associates Limited Partnership, North Carolina limited partnerships (the owners), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Drucker &
Falk, an affiliate of the owners of the property.   Fees for
such services ranged between 4% and 5% of gross receipts from operations, as defined in the property management agreement.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on
March 4, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                     Independent Auditors' Report

To the Owners of
Lakewood Place Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Lakewood Place Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Lakewood Place Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission
(for inclusion in a Current Report on Form 8-K of United
Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Lakewood Place
Apartments revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Lakewood Place Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


/s/ L.P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
May 13, 1994


                       LAKEWOOD PLACE APARTMENTS
                     STATEMENT OF RENTAL OPERATIONS
                      YEAR ENDED DECEMBER 31, 1993

REVENUES FROM RENTAL PROPERTY                      $      1,847,538

RENTAL PROPERTY EXPENSES:
    Real Estate Taxes                                       164,452
    Repairs and Maintenance                                 316,624
    Utilities                                               153,610
    Property Management Fees (Note 3)                        74,222
    Other Operating Expenses                                200,968

TOTAL RENTAL PROPERTY EXPENSES                              909,876
INCOME FROM RENTAL OPERATIONS                      $        937,662

The accompanying notes are an integral part of this statement.



                       LAKEWOOD PLACE APARTMENTS
              NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                     YEAR ENDED DECEMBER 31, 1993

NOTE 1 - BASIS OF PRESENTATION



Lakewood Place Apartments (The Property) consists of a 346 unit garden style residential apartment community located in Tampa, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Lakewood Partners, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through FRM
Properties Inc., an affiliate of the owner of the property.
Fees for such services were 4% of gross receipts from operations, as defined in the property management agreement.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on
March 10, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                         Independent Auditors' Report
To the Owners of
River Place Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of River Place Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of River Place Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of River Place Apartments revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of River Place Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L.P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
May 24, 1994

                         RIVER PLACE APARTMENTS
                     STATEMENT OF RENTAL OPERATIONS
                      YEAR ENDED DECEMBER 31, 1993







REVENUES FROM RENTAL PROPERTY                     $      1,419,832

RENTAL PROPERTY EXPENSES:
      Real Estate Taxes                                     96,667
      Repairs and Maintenance                              167,107
      Utilities                                             70,056
      Property Management Fees (Note 3)                     70,714
      Other Operating Expenses                             239,505

          TOTAL RENTAL PROPERTY EXPENSES                   644,049

         INCOME FROM RENTAL OPERATIONS            $        775,783


The accompanying notes are an integral part of this statement.




                                  RIVER PLACE APARTMENTS
                       NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                              YEAR ENDED DECEMBER 31, 1993

NOTE 1 - BASIS OF PRESENTATION

River Place Apartments (The Property) consists of a 240 unit garden style residential apartment community located in Macon, Georgia, together with the existing leases. The assets that comprise the Property have been held as an investment of Pinnacle Partners I, Inc., a Georgia corporation (the owner). The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Pinnacle
Equities Group, Inc., an affiliate of the owner of the property.
  Fees for such services were 5% of gross receipts from operations, as defined in the property management agreement.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on
April 8, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                   Independent Auditors' Report


To the Owners of
Lakeside North  Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Lakeside North Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Lakeside North Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission
(for inclusion in a Current Report on Form 8-K of United
Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Lakeside North
Apartments revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Lakeside North Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


/s/ L.P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
May 24, 1994


                          LAKESIDE NORTH APARTMENTS
                        STATEMENT OF RENTAL OPERATIONS
                         YEAR ENDED DECEMBER 31, 1993

REVENUES FROM RENTAL PROPERTY                       $      1,718,541

RENTAL PROPERTY EXPENSES:
    Real Estate Taxes                                        196,729
    Repairs and Maintenance                                  291,549
    Utilities                                                137,495
    Property Management Fees (Note 3)                         70,938
    Other Operating Expenses                                 220,168

     TOTAL RENTAL PROPERTY EXPENSES                          916,879
INCOME FROM RENTAL OPERATIONS                       $        801,662

The accompanying notes are an integral part of this statement.


                                 LAKESIDE NORTH APARTMENTS
                       NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                                YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Lakeside North Apartments (The Property) consists of a 360 unit garden style residential apartment community located in the Altamont Springs suburb of Orlando, Florida, together with the existing leases. The assets that comprise the Property have been held as an investment of Tenn-Fla Partners, a Tennessee general partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Ghertner &
Company and Coleman Management, Inc.   Fees for such services
were 4% of gross receipts from operations, as defined in the property management agreement.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on
April 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.



                    UNITED DOMINION REALTY TRUST, INC.

                         CERTAIN PROPERTY ACQUIRED
              SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                   FOR THE YEAR ENDED DECEMBER 31, 1993




Rental income                                          $7,043,756
Rental expenses (excluding
 depreciation):
     Utilities                          $406,442
     Repairs and maintenance             984,072
     Real estate taxes                   600,909
     Property management                 308,689
     Other rental expenses               911,546        3,211,658
Excess of revenues over certain
 rental expenses                                       $3,832,098



                         CERTAIN PROPERTY ACQUIRED
              SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                 FOR THE THREE MONTHS ENDED MARCH 31, 1994




Rental income                                          $1,543,663
Rental expenses (excluding
 depreciation):
     Utilities                          $ 80,466
     Repairs and maintenance             239,777
     Real estate taxes                   121,236
     Property management                  70,280
     Other rental expenses               186,813          698,572
Excess of revenues over certain
 rental expenses                                       $  845,091

     The combined summaries of revenues and certain rental expenses reflect the combined operations of The Shire Apartments, Lakewood Place Apartments, River Place Apartments, and Lakeside North Apartments (the "properties") for the year ended December 31, 1993 based upon the audited combined statements of rental operations of the properties appearing elsewhere herein and for the three month period ended March 31, 1994 based upon the unaudited combined statements of rental operations of the properties through the date on which they were acquired. During 1993 and a portion of 1994, the properties were owned and operated by entities other than United Dominion Realty Trust (the "Trust").
     The summary has been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

     In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.




                    UNITED DOMINION REALTY TRUST, INC.

           PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


     The following pro forma balance sheet at March 31, 1994 gives effect to the acquisition by the Trust of two apartment complexes purchased between April 8, 1994 and April 14, 1994 as if those transactions were consummated on or before March 31, 1994. The Shire Apartments and Lakewood Place Apartments were purchased on March 4, 1994 and March 10, 1994, respectively, and therefore, are included in the Trust's historical March 31, 1994 balance sheet. River Place Apartments, in Macon, Georgia was acquired from Pinnacle Partners I, Inc., a Georgia corporation. Lakeside North Apartments, in Altamonte Springs, Florida, was purchased from TENN-FLA Partners, a Tennessee general partnership.

                                   UNITED DOMINION REALTY TRUST, INC.
                                  PRO FORMA BALANCE SHEET (UNAUDITED)
                                            MARCH 31, 1994
                                  (In thousands, except share data)

                                                               PRO FORMA
                                                HISTORICAL     ADJUSTMENTS      PRO FORMA
ASSETS

Real estate owned, at cost:
  Apartments                                    $532,227         $21,198 (1)    $553,425
  Shopping centers                                74,450                          74,450
  Office and industrial buildings                  4,593                           4,593
                                                 611,270          21,198         632,468
  Less accumulated depreciation                   97,150                          97,150
                                                 514,120          21,198         535,318

Cash and cash equivalents                         10,489                          10,489
Other assets                                      10,993                          10,993

                                                $535,602         $21,198        $556,800

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                           $72,660        $     --         $72,660
Notes payable                                    188,101          21,198 (1)     209,299
Accounts payable, accrued expenses
  and other liabilities                           10,631                          10,631
Distributions payable to shareholders              8,130                           8,130

                                                 279,522          21,198         300,720

Shareholders' equity:
  Common stock, $1 par value
    60,000,000 shares authorized,
    41,703,785 shares issued and outstanding      41,704                          41,704
  Additional paid-in capital                     302,981                         302,981
  Notes receivable from officer shareholders      (4,096)                         (4,096)
  Distributions in excess of net income          (84,509)                        (84,509)

Total shareholders' equity                       256,080                         256,080

                                                $535,602         $21,198        $556,800







                       UNITED DOMINION REALTY TRUST, INC.
           PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                    TWELVE MONTHS ENDED DECEMBER 31, 1993
                    (In thousands, except per share data)

                                                    ACQUISITIONS
                                                    PREVIOUSLY
                                                    REPORTED ON
                                                    FORM 8-K DATED    PRO FORMA
                                     HISTORICAL     APRIL 15, 1994   ADJUSTMENTS     PRO FORMA
Income
Property operations:
  Rental revenues                     $89,084       $7,044(2)                         $96,128
  Operating expenses                   37,859        3,212(2)                          41,071
  Depreciation expense                 19,764                         1,280(4)         21,044

Income from property operations        31,461          3,832         (1,280)            34,013
Interest income                           708                                             708

                                       32,169          3,832         (1,280)            34,721
Expenses

Interest                               16,938                         1,871(3)         18,809
General and administrative              3,349                                           3,349
Other depreciation and amortization       596                                             596

                                       20,883                         1,871            22,754

Income before gains on sales of
  investments and extraordinary items  11,286          3,832         (3,151)            11,967


Gains (losses) on sale
  of investments                          (89)                                            (89)

Net income                            $11,197         $3,832        $(3,151)           $11,878
Earnings per share                    $   .29                                          $   .31
Average shares outstanding             38,202                                           38,202







                       UNITED DOMINION REALTY TRUST, INC.
           PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                      THREE MONTHS ENDED MARCH 31, 1994
                    (In thousands, except per share data)

                                                       ACQUISITIONS
                                                       PREVIOUSLY
                                                       REPORTED
                                                       FORM 8-K DATED   PRO FORMA
                                       HISTORICAL      APRIL 15, 1994   ADJUSTMENTS     PRO FORMA
Income
Property operations:
  Rental revenues                        $26,706         $1,544(2)                       $28,250
  Operating expenses                      11,385            699(2)                        12,084
  Depreciation expense                     5,706                            146(4)         5,852

Income from property operations            9,615            845            (146)           10,314
Interest income                              114                                              114

                                           9,729            845            (146)           10,428
Expenses

Interest                                   4,655                            389(3)          5,044
General and administrative                 1,474                                            1,474
Other depreciation and amortization          185                                              185

                                           6,314                             389            6,703

Net income                                $3,415            845            $(535)          $3,725
Earnings per share                        $  .08                                           $  .09
Average shares outstanding                41,688                                           41,688






                    UNITED DOMINION REALTY TRUST, INC.

       NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1. To record the purchase of River Place Apartments and Lakeside Apartments acquired after March 31, 1994, assuming that the acquisition was financed with unsecured bank borrowings. The other two properties were acquired prior to or on March 31, 1994 and are included in the Trust's historical balance sheet.

2.   To record historical results of the properties for the year ended
     December 31, 1993 and the three months ended March 31, 1994 as if the property had been owned throughout each period presented.

3. To record interest expense on bank debt used to finance the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

4. To record depreciation based upon the allocation of the purchase price depreciated over estimated useful lives between 15 and 35 years using the straight line method.




